UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) December 23, 2003



                               Globix Corporation
             (Exact name of registrant as specified in its charter)


              Delaware                  1-14168               13-3781263
  (State or other jurisdiction of     (Commission            (IRS Employer
   incorporation) File Number)                              Identification No.)


                  139 Centre Street,                         10013
                  New York, New York
       (Address of principal executive offices)             (Zip Code)



        Registrant's telephone number, including area code (212) 334-8500


          (Former name or former address, if changed since last report)

Form 8-K, Current Report
Globix Corporation
Commission File No. 1-14168


Item 12. Disclosure of Results of Operations and Financial Condition.
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         On December 23, 2003, Globix Corporation issued a press release announcing its financial results for its fourth quarter and fiscal year ended September 30, 2003. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: December 23, 2003                   Globix Corporation

                                           By:  /s/Robert M. Dennerlein
                                                ------------------------------
                                                Name: Robert M. Dennerlein
                                                Title: Chief Financial Officer